CHESAPEAKE ENERGY CORP
FORM 8-K
(Current report filing)
Filed January 17, 2014 for the Period Ending January 16, 2014

Address	6100 N WESTERN OKLAHOMA CITY, OK 73118
Telephone	(405)848-8000
CIK	0000898126
Symbol	CHK
SIC Code	1311- Crude Petroleum and Natural Gas
Sector	Energy
Fiscal Year	12/31

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2014 (January 16, 2014)

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 16, 2014, Chesapeake Energy Corporation (the “Company”) issued a press release announcing that for the seventh consecutive year FORTUNE magazine named the Company to its list of “100 Best Companies to Work For.” A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 17, 2014, the Company issued a press release announcing that it has completed the sale of 100% of its ownership interest in Chaparral Energy, Inc. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:    January 17, 2014

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Chesapeake Energy Corporation press release dated January 16, 2014
99.2	Chesapeake Energy Corporation press release dated January 17, 2014